UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                AMENDED FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                January 30, 2009
                           ---------------------------

                               Exterra Energy Inc.
                      ------------------------------------
             (Exact name of Registrant as specified in its Charter)

           Nevada                    000-52319                  20-5086877
 -------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)


              1717 St. James Place, Suite 205, Houston, Texas 77056
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (713) 877-8847
                    -------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 4.02(b) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 14, 2009, Exterra Energy Inc. (the "Company") filed a Form 8K (the initial filing) disclosing the financial statements included in our Form 10-K for the year ended May 31, 2008 and the financial statements included in our Form 10-Q for the three months ended August 31, 2008 should no longer be relied upon. On January 22, 2009, the Company received a comment letter from the Securities and Exchange Commission regarding the initial filing. In response to such comment letter, the Company hereby amends the initial filing by making the following additional disclosures:

(1) On January 9, 2009, based on discussions between authorized officers of the Company and the Company's outside independent accountants it was determined by the outside independent accountants that a restatement of prior financial statements was necessary as related to the October 2007 acquisition of assets from Star of Texas Energy Services Inc. Included in this transaction were certain wells held in escrow due to outstanding liens. In its 10-K for the year ended May 31, 2008, Exterra included these wells as assets and also recorded an estimated settlement liability as part of the purchase price. In addition, subsequent to the acquisition, Exterra recorded revenues, lease operating expenses, and depletion expense on the wells above. In January of 2009, it was determined that Exterra had not acquired the legal rights to the escrowed wells nor had Exterra legally assumed the lien obligations. It was also determined that due to the dramatic decline in oil and gas prices and the turmoil in the financial markets, Exterra would not be able to complete the acquisition of these wells. Therefore, it was determined the purchase accounting in the original transaction was incorrect. This determination resulted in the restatement of the Company's financial statements for the year ended May 31, 2008 and for the three months ended August 31, 2008.

(2) For the year ended May 31, 2008, assets were overstated by approximately $11,700,000, liabilities were overstated by approximately $6,100,000 and net loss was understated by approximately $5,600,000.

(3) For the three months ended August 31, 2008, assets were overstated by approximately $11,700,000, liabilities were overstated by approximately $5,800,000 and net loss was understated by approximately $200,000.

(4) By no later than February 17, 2009, the Company expects to file amendments to the Company's Form 10-K for the year ended May 31, 2008 and Form 10-Q for the three months ended August 31, 2008.

Authorized officers of the Company discussed with those auditors the items being disclosed in this filing and have provided the auditors with a copy of this filing in compliance with Item 4.02(c) and requested the auditors to provide the Company with the letter required under Item 4.02(c)(2). Accompanying this filing as an exhibit is the auditor's letter.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            EXTERRA ENERGY INC.,


                                             /s/ John Punzo
                                             -----------------------------------
                                             JOHN PUNZO
                                             Chief Executive Officer

                                             Dated: January 30, 2009

MALONE
& BAILEY pc
Certified Public Accounting Firm

 January 29, 2009

 Securities and Exchange Commission
 100 F Street, N.E.
 Washington, D.C.  20549-7561

 Dear Sirs/Madams:

 We have read item 4.02(b) of Exterra Energy's Form 8-K as filed on January 30, 2009. We have no basis to disagree with the statements contained therein.

 /s/ Malone & Bailey, PC
 Malone & Bailey, PC
 www.malone-bailey.com
 Houston, Texas